LETTER OF TRANSMITTAL

                       To Tender Shares of Common Stock

                                      of

                                DESIGNS, INC.

                      Pursuant to the Offer to Purchase
                           Dated November 14, 2000


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 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
 EASTERN TIME, ON THURSDAY, DECEMBER 14, 2000, UNLESS THE OFFER IS EXTENDED.
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                       The Depositary for the Offer is:

                           EQUISERVE TRUST COMPANY
                                                            By Registered or
     By Hand Delivery:         By Overnight Delivery:        Certified Mail:

  Securities Transfer and     Equiserve Trust Company    Equiserve Trust Company
  Reporting Services, Inc.       Corporate Actions          Corporate Actions
c/o Equiserve Trust Company     40 Campanelli Drive           P.O. Box 9573
100 Williams Street/Galleria    Braintree, MA 02184       Boston, MA 02205-9573
     New York, NY 10038

        By Facsimile Transmission                    Confirm Receipt of
    (For Eligible Institutions Only):              Facsimile by Telephone:

             (781) 575-4826                            (781) 575-4816


            You should read this Letter of Transmittal, including the accompanying instructions, carefully before completing it.

      Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Deliveries to Designs, Inc. will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the Book-Entry Transfer Facility will not constitute valid delivery to the Depositary.

      This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is used or the acknowledgement required by the Book-Entry Transfer Facility's ATOP (as defined in the Offer to purchase) is provided, a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at the Book-Entry Transfer Facility as described in Section 3 of the Offer to Purchase. Stockholders who desire to tender shares pursuant to the offer, but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
                                     ----------------------------------------

      Account Number:
                     --------------------------------------------------------

      Transaction Code Number:
                              -----------------------------------------------

      If the tendered shares are being tendered on behalf of customers, please state the number of customer accounts for whose benefit the tender is made:

|_| CHECK HERE IF CERTIFICATE(S) FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
                                      ---------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         --------------------

      Name of Institution which Guaranteed Delivery:
                                                    -------------------------

      Account Number (if delivered by book-entry transfer):

o CHECK HERE IF YOU ARE TENDERING LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATE[S]. SEE INSTRUCTION 15.

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                         DESCRIPTION OF SHARES TENDERED
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     Name(s) and Address(es) of                Certificate(s) Tendered
        Registered Holder(s)              (Attach additional signed list if
 (Please fill in exactly as name(s)                   necessary)
  appear(s) on the certificate(s))
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                                                      Total Number    Number of
                                                       of Shares      Shares
                                                      Represented    Tendered**
                                        Certificate       by
                                        Number(s)*   Certificate(s)*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                     Total Shares:
--------------------------------------------------------------------------------

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  Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.***
         Attach additional signed list if necessary. See Instruction 9.

1st: __________    2nd: __________ 3rd: __________  4th: __________ 5th: _______

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*     DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
*** If you do not designate an order, shares will be selected for purchase by the Depositary in the event less than all shares tendered are purchased due to proration.
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                      PRICE AT WHICH SHARES ARE TENDERED

              Shares Tendered at Price Determined by Stockholder
                             (See Instruction 5)

      By checking one of the following boxes below instead of the box under "Shares Tendered at Price Determined by Dutch Auction," the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the Purchase Price (as defined in the Offer to Purchase) determined by Designs, Inc. for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered at more than one price. CHECK ONLY ONE BOX.

       Price (In Dollars) Per Share at Which Shares Are Being Tendered:

            -------------------------------------------------------------
            |_|  $2.20              |_|  $2.50          |_|  $2.80
            -------------------------------------------------------------
            -------------------------------------------------------------
            |_|  $2.30              |_|  $2.60          |_|  $2.90
            -------------------------------------------------------------
            -------------------------------------------------------------
            |_|  $2.40              |_|  $2.70          |_|  $3.00
            -------------------------------------------------------------

                                      OR

             Shares Tendered at Price Determined by Dutch Auction
                             (See Instruction 5)

|_| The undersigned wants to maximize the chance that Designs, Inc. will purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the Purchase Price determined by Designs, Inc. in accordance with the terms of the offer. This action could result in receiving a price per share of as low as $2.20.

                                   ODD LOTS
                             (See Instruction 8)

      To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

|_| is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

|_|   is a broker, dealer, commercial bank, trust company, or other nominee that
      (a) is tendering for the beneficial owner(s), shares with respect to which it is the registered holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

      In addition, the undersigned is tendering shares either (check one box):

|_| at the Purchase Price, as the same will be determined by Designs, Inc. in accordance with the terms of the offer (persons checking this box need not indicate the price per share above); or

|_| at the price per share indicated above in the section captioned "Shares Tendered at Price Determined by Stockholder."

                              CONDITIONAL TENDER
                             (See Instruction 16)

      You may condition your tender of shares upon the purchase by Designs, Inc. of a specified minimum number of the shares tendered, all as described in
Section 6 of the Offer to Purchase. Unless Designs, Inc. purchases at least that minimum number of shares you indicate below pursuant to the terms of the offer, none of the shares tendered will be purchased. It is your responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

|_| The minimum number of shares that must be purchased, if any are purchased, is: ___________ shares.

      The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Designs, Inc. may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

      The undersigned understands that acceptance of shares by Designs, Inc. for payment will constitute a binding agreement between the undersigned and Designs, Inc. upon the terms and subject to the conditions of the offer.

      The check for the aggregate net Purchase Price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Designs, Inc. has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of their registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Designs, Inc. does not purchase any of the shares.


---------------------------------------- ---------------------------------------
     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 6, 7 AND 10)       (SEE INSTRUCTIONS 1, 6, 7 AND 10)
To be completed only if  certificate(s)  To    be     completed     only     if
for   shares   not   tendered   or  not  certificate(s)    for    shares    not
purchased and/or any check for the tendered or not purchased and/or any Purchase Price are to be issued in the check for the Purchase Price is to be
name  of   someone   other   than   the  mailed or sent to  someone  other than
undersigned,   or  if  shares  tendered  the    undersigned,    or    to    the
hereby  and   delivered  by  book-entry  undersigned  at an address  other than transfer  which are not  purchased  are  that designated above.
to be  returned by credit to an account
at  the  Book-Entry  Transfer  Facility
other than that designated above.

Issue check and/or share                   Mail check and/or share
certificate(s) to:                         certificate(s) to:

Name:                                      Name:
     -------------------------------              ------------------------------
            (Please Print)                             (Please Print)

Address:                                   Address:
     -------------------------------              ------------------------------

     -------------------------------              ------------------------------
          (Include Zip Code)                         (Include Zip Code)

Tax Identification or Social Security      Tax Identification or Social Security
Number:                                    Number:

------------------------------------       -------------------------------------

Credit shares delivered by book-entry
transfer and not purchased to the account set forth below:

Account Number:
----------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To Equiserve Trust Company:

      The undersigned hereby tenders to Designs, Inc., a Delaware corporation, the above-described shares of Designs, Inc. common stock, par value $0.01 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 14, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

      Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Designs, Inc. all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Designs, Inc., with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      o deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Designs, Inc. upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to the shares;

      o present certificates for the shares for cancellation and transfer on Designs, Inc.'s books; and

      o receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

      The  undersigned  covenants,  represents  and warrants to Designs,  Inc.
that:

      o the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Designs, Inc. will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

      o the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 under the Securities Exchange

            Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

      o the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Designs, Inc. to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

      o the undersigned has read, understands and agrees to all of the terms of the offer.

      The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Designs, Inc. upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Designs, Inc. pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment.

      All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that Designs, Inc. will determine a single per share price, not greater than $3.00 nor less than $2.20, net to the seller in cash, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering stockholders. Designs, Inc. will select the lowest Purchase Price that will allow it to buy 1,500,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not withdrawn. All shares acquired in the offer will be acquired at the same Purchase Price. All shares properly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the Purchase Price that is determined by Designs, Inc. and shares not purchased because of proration or conditional tenders will be returned.

                                  IMPORTANT
                            STOCKHOLDERS SIGN HERE
        (Please Complete and Return the Attached Substitute Form W-9)

(Must be signed by the registered holder(s) exactly as holder(s) name(s) appear(s) on certificate(s) for the shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Signature(s) of Owner(s))

Dated:                        , 2000
       -----------------------

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (Include Zip Code)

Daytime Area Code(s) and Telephone Number(s):
                                             -----------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------

                    Guarantee of Signature(s), If Required
                          (See Instructions 1 and 6)

Authorized Signature:
                     -----------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Please Print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                              (Include Zip Code)

Area Code(s) and Telephone Number(s):
                                     -------------------------------------------
Dated:                        , 2000
       -----------------------

IMPORTANT: COMPLETE AND SIGN THE ATTACHED SUBSTITUTE FORM W-9. NON-UNITED STATES HOLDERS, HOWEVER, SHOULD OBTAIN AND COMPLETE A FORM W-8.

                                 INSTRUCTIONS

            Forming Part of the Terms and Conditions of the Offer.

      1. Guarantee of Signatures. No signature guarantee is required if either:
(a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any Book-Entry Transfer Facility participant whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or (b) the shares are tendered for the account of a firm that is a member in good standing of the Securities Transfer Agent's Medallion Program or a firm that is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act (each of the foregoing constituting an "Eligible Institution").

      In  all  other  cases,  an  Eligible   Institution  must  guarantee  all
signatures on this Letter of Transmittal.  See Instruction 6.

      2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if share certificates are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or, unless an Agent's Message is utilized, if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), including any required signature guarantees, an Agent's Message in the case of a book-entry transferor, the specific acknowledgement in the case of a tender through the Book-Entry Transfer Facility's ATOP, and any other documents required by this Letter of Transmittal, must be received by the Depositary at the one of its addresses set forth in this document on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

      Participants in the Book-Entry Transfer Facility may tender their shares in accordance with the Book-Entry Transfer Facility's automated tender offer program to the extent it is available to such participants for the shares they wish to tender. A stockholder tendering through the automated tender offer program must specifically acknowledge that the stockholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such stockholder.

      Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must tender their shares by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), an Agent's Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Book-Entry Transfer Facility's ATOP, and all other documents required by this Letter of Transmittal, must be received by the Depositary within 3 business days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth therein. For shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

      The method of delivery of all documents, including certificates for shares, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, Designs, Inc. recommends that you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

      Designs, Inc. will not accept any alternative, conditional or contingent tenders, except as expressly provided in Section 6 of the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

      3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4. Partial Tenders and Unpurchased Shares (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

      5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the stockholder must either (1) check the box next to the section captioned "Shares Tendered at Price Determined by Dutch Auction" in this Letter of Transmittal or (2) check one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" in this Letter of Transmittal indicating the price at which the stockholder is tendering shares. Only one box may be checked. If more than one box is checked or if no box is checked, the shares will not be properly tendered. A stockholder wishing to tender portions of the holder's shares at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder's shares. The same shares cannot be tendered (unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

      6.    Signatures   on   Letter  of   Transmittal;   Stock   Powers   and
Endorsements.

      o If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      o If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

      o If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles) as there are different registrations of certificates.

      o When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

      o If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Designs, Inc. of his or her authority so to act.

      7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Designs, Inc. will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however,
(a) payment of the Purchase Price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

      8. Odd Lots. As described in Section 1 of the Offer to Purchase, if Designs, Inc. is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares and who validly tendered such shares at or below the Purchase Price (an "odd lot holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

      9. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the shares purchased. See Sections 1 and 15 of the Offer to Purchase.

      10. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificate(s) and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

      11. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Designs, Inc. in its sole discretion. Designs, Inc.'s determination will be final and binding on all parties. Designs, Inc. reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Designs, Inc.'s counsel, be unlawful. Designs, Inc. also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Designs, Inc.'s interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by Designs, Inc. Unless waived, any defects or irregularities in connection with tenders must be cured within a time period that Designs, Inc. will determine. None of Designs, Inc., the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

      12. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase.

      13. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "payee"), provide the Depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that
(i) the payee is exempt from backup withholding, (ii) the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

      If the payee lacks a TIN, the payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) check the box "Awaiting TIN" in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the payee does not provide the payee's TIN to the Depositary within 60 days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the Depositary. Note that checking the box "Awaiting TIN" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

      If shares are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.

      Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part II of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

      14. Withholding for Non-United States Holders. Even if a non-United States holder (as defined in Section 15 of the Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 31% of the gross payments payable to a non-United States holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a non-United States holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a non-United States holder must deliver to the Depositary a properly completed and executed IRS Form 4224. A non-United States holder that qualifies for an exemption from withholding by delivering IRS Form 4224 will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the offer in the manner and to the extent described in
Section 15 of the Offer to Purchase as if it were a United States holder. The Depositary will determine a stockholder's status as a non-United States holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that reliance is not warranted. A non-United States holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States holder meets those tests described in Section 15 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

      Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

      15. Lost, Stolen, Destroyed or Mutilated Certificates. Stockholders whose certificates for all or part of their shares have been lost, stolen, destroyed or mutilated must notify Equiserve Trust Company. Equiserve Trust Company will instruct stockholders as to the procedures to be followed in order to replace the certificate.

      16. Conditional Tenders. As described in Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Designs, Inc. will purchase less than all of the shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Section 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from stockholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

      In the event of proration, any shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

      This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal), together with certificates representing shares being tendered (or confirmation of book-entry transfer by the Depositary) and all other required documents, or a Notice of Guaranteed Delivery, must be received before 5:00 p.m., Eastern time, on the Expiration Date. Stockholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO 31% U.S. FEDERAL INCOME TAX BACKUP WITHHOLDING.


---------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9              PART I-- PLEASE PROVIDE YOUR TIN    ___________________________________
Department of the     IN THE BOX AT RIGHT AND CERTIFY BY  Social Security Number(s) or
Treasury Internal     SIGNING AND DATING BELOW            Employer Identification Number
Revenue Service
---------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR
TAXPAYER              PART 2 -- Certification -- Under penalties of perjury, I certify that:
IDENTIFICATION (1)    The number shown on this form is my correct Taxpayer NUMBER
(TIN)                 Identification Number ("TIN") (or I am waiting for a number to be issued to me) and (2) I am not subject to back-up
                      withholding because I have not been notified by the
                      Internal Revenue Service ("IRS") that I am subject to
                      back-up withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I
                      am no longer subject to back-up withholding.
---------------------------------------------------------------------------------------------

                      PART 3 -- Awaiting TIN -- You must check the box below if you are awaiting a TIN to be assigned to you. See also the Certificate of Awaiting Taxpayer Identification Number below.

                      [   ]  Awaiting TIN

---------------------------------------------------------------------------------------------

                      Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to back-up withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2)


                      SIGNATURE: __________________________      DATE: _________________

---------------------------------------------------------------------------------------------

                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
               *(TO BE COMPLETED ONLY IF THE BOX IN PART 3 ABOVE IS CHECKED)

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE: ______________________________       DATE: ___________________________


---------------------------------------------------------------------------------------------

                   The Information Agent for the Offer is:

                            D.F. King & Co., Inc.
                               77 Water Street
                           New York, New York 10005

               Banks and Brokers Call Collect: (212) 269- 5550

                  All Others Call Toll Free: (800) 755-7520